Exhibit 3.1

Electronic Articles of Incorporation For	PO4000056763 FILED April 02, 2004 Sec. Of State dwhite
MULTINATIONAL MERGER CORPORATION

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

Article I

The name of the corporation is:

MULTINATIONAL MERGER CORPORATION

Article II

The principal place of business address:

511 NE 94TH STREET
MIAMI SHORES, FL. US 33138

The mailing address of the corporation is:

511 NE 94TH STREET
MIAMI SHORES, FL. US 33138

Article III

The purpose for which this corporation is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The number of shares the corporation is authorized to issue is:

100,000,000 COMMON SHARES

Article V
The name and Florida street address of the registered agent is:

STUART COOPER
511 NE 94TH STREET
MIAMI SHORES, FL. 33138

PO4000056763 FILED April 02, 2004 Sec. Of State dwhite

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: STUART COOPER

Article VI
The name and address of the incorporator is:

STUART COOPER
511 NE 94TH STREET
MIAMI SHORES FLORIDA 33138

Incorporator Signature: STUART COOPER

Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

Title: PD
STUART COOPER
511 NE 94ST
MIAMI SHORES, FL. 33138 US

Title: VPD
FARID AJLOUNI
511 NE 94TH STREET
MIAMI SHORES, FL. 33138 US

Title: TD
BRUCE TRULIO
511 NE 94TH STREET
MIAMI SHORES, FL. 33138 US

Title: SECD
JORGE FERNANDEZ 511 NE 94TH STREET
MIAMI SHORES, FL. 33138 US

Title: VPD
DIEGO ARNAUD
511 NE 94TH STREET
MIAMI SHORES, FL. 33138 US

Article VIII

The effective date for this corporation shall be:
04/02/2004

Sunstate Research
Requester’s Name

Address

656-5454
City, State/Zip
Office Use Only

CORPORATION NAME(S) & DOCUMENT NUMBER(S), (if known)

1.	Multinational Merger Corporation

            (Corporation Name)                                    (Document #)

2.

            (Corporation Name)                                    (Document #)

3.

            (Corporation Name)                                    (Document #)

4.

            (Corporation Name)                                    (Document #)

☒ Walk in	☐ Pick up time	_____________	☐ Certified Copy

☐ Mail out	☐ Will wait	☒ Photocopy	☐ Certificate of Status

NEW FILINGS	AMENDMENTS

☐ Profit	☒ Amendment
☐ Not for Profit	☐ Resignation of R.A., Officer/Director
☐ Limited Liability	☐ Change of Registered Agent
☐ Domestication	☐ Dissolution/Withdrawal
☐ Other	☐ Merger

OTHER FILINGS	REGISTRATION/QUALIFICATION

☐ Annual Report	☐ Foreign
☐ Fictitious Name	☐ Limited Partnership
☐ Reinstatement
☐ Trademark
☐ Other

Examiner’s Initial’s

FILED
SECRETARY OF STATE
DIVISION OF CORPORATION
07 AUG 20 AM10:23

Articles of Amendment
To
Articles of Incorporation
Of

Multinational Merger Corporation

(Name of corporation as currently filed with the Florida Department of State)

P04000056763

(Document number of corporation (if known)

Pursuant to the provision of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing)

ImmunioBiotics, Inc.

(Must contain the word “corporation,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co.”)
(A professional corporation must contain the word “chartered”, professional association,” or the abbreviation “P.A.”)

AMENDMENTS ADOPTED – (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

(Attach additional pages if necessary)

If an amendment provides for exchanges reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:  (if not applicable, indicate N/A)

(continued)

The date of each amendment(s) adoption:  5/15/2007

Effective date if applicable:

(no more than 90 days after amendment file date)

Adoption of Amendment(s)                                                      (CHECK ONE)

☑	The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups.
The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by

(voting group)

☐	The amendment(s) was/were adopted by the board of directors without shareholders action an shareholder action was not required.

☐	The amendment(s) was/were adopted by the incorporators without the shareholder action and shareholder action was not required.

Signature:                           /s/  Bruce Trulio, Assistant Secretary, Director

(By a director, president or other officer – if directors or officers have not been selected by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by the fiduciary)

Bruce Trulio

(Type or printed name of person signing)

Assistant Secretary

(Title of person signing)

FILING FEE:  $35

Sunstate Research
Requester’s Name

Address

656-5454
City, State/Zip
Office Use Only

CORPORATION NAME(S) & DOCUMENT NUMBER(S), (if known)

1.	Immuniobiotics, Inc.

            (Corporation Name)                                    (Document #)

2.

            (Corporation Name)                                    (Document #)

3.

            (Corporation Name)                                    (Document #)

4.

            (Corporation Name)                                    (Document #)

☒ Walk in	☐ Pick up time	_____________	☐ Certified Copy

☐ Mail out	☐ Will wait	☒ Photocopy	☐ Certificate of Status

NEW FILINGS	AMENDMENTS

☐ Profit	☒ Amendment
☐ Not for Profit	☐ Resignation of R.A., Officer/Director
☐ Limited Liability	☐ Change of Registered Agent
☐ Domestication	☐ Dissolution/Withdrawal
☐ Other	☐ Merger

OTHER FILINGS	REGISTRATION/QUALIFICATION

☐ Annual Report	☐ Foreign
☐ Fictitious Name	☐ Limited Partnership
☐ Reinstatement
☐ Trademark
☐ Other

Examiner’s Initial’s

APPROVED
AND
FILED
07 AUG 23 PM12:07
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

Articles of Amendment
To
Articles of Incorporation
Of

Immuniobiotics, Inc.

(Name of corporation as currently filed with the Florida Department of State)

P04000056763

(Document number of corporation (if known)

Pursuant to the provision of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing)

ImmunoBiotics, Inc.

(Must contain the word “corporation,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co.”)
(A professional corporation must contain the word “chartered”, professional association,” or the abbreviation “P.A.”)

AMENDMENTS ADOPTED – (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

(Attach additional pages if necessary)

If an amendment provides for exchanges reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:  (if not applicable, indicate N/A)

(continued)

The date of each amendment(s) adoption:  08/21/2007

Effective date if applicable:         08/21/2007

(no more than 90 days after amendment file date)

Adoption of Amendment(s)        (CHECK ONE)

☐	The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups.
The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by

(voting group)

☑	The amendment(s) was/were adopted by the board of directors without shareholders action an shareholder action was not required.

☐	The amendment(s) was/were adopted by the incorporators without the shareholder action and shareholder action was not required.

Signature:                           /s/  Bruce Trulio, Assistant Secretary, Director

(By a director, president or other officer – if directors or officers have not been selected by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by the fiduciary)

Bruce Trulio

(Type or printed name of person signing)

Assistant Secretary

(Title of person signing)

FILING FEE:  $35